SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – October 6, 2009

SYZYGY ENTERTAINMENT, LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-136827	20-4114478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File number)	Identification No.)

4201 Congress Street, Suite 145, Charlotte, NC 28208
(Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On October 1, 2009, Syzygy Entertainment, Ltd., a Nevada corporation (the “Company”) received a Notice of Default from its lender of its Senior Secured Promissory Note (the “Note”).  The Note bears interest at the rate of thirteen percent (13%) per annum on the aggregate outstanding face value of the Note of $1,125,000.  The Company executed the Note on July 26, 2008 and the Note and description thereof are more fully described in an 8-K filed by the Company on August 1, 2008.  Pursuant to the Default Letter, the lender is commencing a calculation of Default Interest as such term is defined in the Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYZYGY ENTERTAINMENT, LTD.

October 6, 2009	By:	/s/ S. Gregory Smith
S. Gregory Smith
President